EXHIBIT 10.87


UNUM PROVIDENT





                               PNM Resources, Inc.


                         Your Group Long Term Care Plan


                                Policy No. 574573




             Underwritten by Unum Life Insurance Company of America


                                                                        01-2003

Policy Excerpt:


                     Unum Life Insurance Company of America
                              2211 Congress Street
                              Portland, Maine 04122


This Certificate of Insurance is a part of the entire contract. This certificate is subject to the terms and conditions stated on the attached pages, all of which are part of the Policy. The Policy is intended to be a qualified Long Term Care insurance contract under Section 7702B(b) of the Internal Revenue Code of 1986.

Policy Number 574573

Caution: If you completed an Application for Long Term Care Insurance which included evidence of insurability, the issuance of this long term care insurance certificate was based upon your responses to the questions on your application. A copy of your Application for Long Term Care Insurance was retained by you when you applied. If your answers are incorrect or untrue, Unum may have the right to deny benefits or rescind your coverage. The best time to clear up any questions is now, before a claim arises! If, for any reason, any of your answers are incorrect, contact Unum at this address: Unum Life Insurance Company of America, 2211 Congress Street, Portland, Maine 04122.

o You are entitled to examine a copy of the Policy during regular office hours at the Policyholder's place of business.

o You have a 30 day right to examine this certificate.

     If, after examining this certificate, you are not satisfied for any reason, you may withdraw your enrollment in this plan by returning this certificate within 30 days of its delivery to you. The certificate, to be there with a written request for such withdrawal, must be sent to the Policyholder's plan Administrator.

     Upon receipt, your insurance will be deemed void from its effective date and any premium contribution(s) paid will be returned.

THIS CERTIFICATE IS NOT A MEDICARE SUPPLEMENT CERTIFICATE. If you are eligible for Medicare, review the guide to health Insurance for people with Medicare available from Unum.

Unum is not representing Medicare, the federal government or any state government.

NOTICE TO BUYER: This certificate may not cover all of the costs associated with long term care incurred by you during the period of coverage. You are advised to review carefully all coverage limitations.


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

Throughout this certificate:

         "You" or "your" means an "insured" or "covered" Active Employee and "insured" or "covered" Family Member.

         "Unum" or "we" means Unum Life Insurance Company of America, and

         "Policyholder" means PNM Resources, Inc. and its and its covered divisions, covered divisions, subsidiaries, and affiliated companies.


                                                     /s/ J. Harold Chandler
                                                     ---------------------------
                                                     President


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


                               SUMMARY OF BENEFITS

                                      Available                         Available
                                      January 1, 2003                   March 1, 2003

                                      Active Employees-                 Family members
                                      At the Employer's expense         At your expense
                                      -------------------------         ---------------

Monthly Benefit Maximum

Long Term Care (LTC) Facility            $4,000                         $4,000 to $6,000 in
-----------------------------                                           $1,000 increments

Assisted Living Facility                 100% of the LTC                100% of the LTC
------------------------                 Facility amount                Facility amount


Professional Home Care Services          100% of the LTC                100% of the LTC
-------------------------------          Facility amount                Facility amount

                                                                                   OR

Total Home Care                                                         100% of the LTC
---------------
                                                                        Facility amount

Uncapped Compound Inflation Protection   5% compounded annually         5% compounded
--------------------------------------                                  annually

Nonforefeiture Benefit                                                  YES
----------------------

Lifetime Maximum                         36X the LTC                    36X the LTC
----------------
Amount                                   Facility amount                Facility amount
------

                                                                                 OR

                                                                        72X the LTC
                                                                        Facility amount

                                                                                  OR

                                                                        Unlimited


Elimination Period                       90 consecutive days            90 consecutive days
------------------

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



                                        Available
                                        March 1, 2003
                                        Active Employees-
                                        At your expense
                                        ---------------

Monthly Benefit Maximum

Long Term Care (LTC) Facility            $1,000 to $2,000
-----------------------------            additional coverage
                                         in $1,000 increments

Total Home Care                          100% of the LTC
---------------                          Facility amount


                           Other Coverage Options

Nonforefeiture Benefit                   YES
----------------------

Lifetime Maximum                         72 the LTC
----------------                         Facility amount
Amount
                                               OR

                                         Unlimited


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